Exhibit 99.2

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

			2010
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	50.9%	49.7%	48.5%	49.0%	49.5%
EWP Sales	11.0%	10.7%	11.7%	11.9%	11.3%
General Line Sales	38.1%	39.6%	39.8%	39.1%	39.2%
Total Sales (000)	$389,118	$515,434	$470,725	$402,692	$1,777,969
Depreciation & Amortization (000)	$1,829	$1,802	$1,860	$1,966	$7,457
Capital Spending (000)	$1,054	$905	$6,106	$4,817	$12,882

Wood Products
LVL Sales Volume (MCF)	1,672	1,902	1,570	1,428	6,572
I-joist Sales Volume (MELF)	23,856	31,711	26,980	23,013	105,560
Plywood Sales Volume (MSF 3/8”)	274,458	310,924	336,808	291,175	1,213,365
Segment Plywood Sales Volume (MSF 3/8”)	233,558	279,058	307,620	267,658	1,087,894
Veneer Sales Volume (MSF 3/8”)	91,593	113,059	112,406	92,999	410,057
Segment Veneer Net Sales Volume (MSF 3/8”)	4,113	15,074	1,582	720	21,489
Lumber Sales Volume (MBF)	35,904	38,696	36,813	37,425	148,838
Particleboard Sales Volume (MSF 3/4”)	20,181	20,079	20,830	20,751	81,841
LVL Mill Net Sales Price ($/CF)	$14.86	$15.37	$16.01	$15.98	$15.53
I-joist Mill Net Sales Price ($/MELF)	$902	$938	$949	$956	$937
Plywood Net Sales Price ($/MSF 3/8”)	$244	$294	$254	$228	$256
Segment Plywood Net Sales Price ($/MSF 3/8”)	$230	$290	$247	$219	$248
Lumber Net Sales Price ($/MBF)	$415	$471	$420	$387	$424
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$305	$320	$306	$301	$308
Depreciation & Amortization (000)	$6,664	$6,701	$6,810	$6,921	$27,096
Capital Spending (000)	$2,191	$5,847	$6,259	$8,562	$22,859

Total Company
EBITDA (000) [1,2]	$25,355	$18,839	$7,711	$(2,592)	$49,313
Net Debt (Cash) (000) [1]	$(32,938)	$(36,402)	$(57,410)	$(45,046)

1 Reconciliations of net income (loss) (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net cash are provided as an appendix.

2 EBITDA includes $27.2 million of income, net, related to our investment in Boise Inc. for the three months ended March 31, 2010, and for the year ended December 31, 2010. In first quarter 2010, we sold all of our remaining investment in Boise Inc. For more information related to our investment in Boise Inc., see the Notes to Consolidated Financial Statements in our 2010 Form 10-K. EBITDA also includes $4.6 million of income for cash received from a litigation settlement related to vendor product pricing for the three months ended September 30, 2010, and for the year ended December 31, 2010.

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

			2009
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	48.1%	44.4%	45.4%	47.9%	46.3%
EWP Sales	9.8%	10.4%	11.9%	12.0%	11.0%
General Line Sales	42.1%	45.2%	42.7%	40.1%	42.7%
Total Sales (000)	$335,022	$433,662	$472,172	$368,911	$1,609,767
Depreciation & Amortization (000)	$1,933	$1,913	$1,880	$1,835	$7,561
Capital Spending (000) [1]	$337	$692	$1,768	$1,704	$4,501

Wood Products
LVL Sales Volume (MCF)	1,105	1,362	1,734	1,444	5,645
I-joist Sales Volume (MELF)	15,655	22,446	27,351	21,518	86,970
Plywood Sales Volume (MSF 3/8”)	271,036	265,723	294,127	268,082	1,098,968
Segment Plywood Sales Volume (MSF 3/8”)	246,292	245,754	260,632	239,517	992,195
Veneer Sales Volume (MSF 3/8”)	68,459	98,305	102,501	83,572	352,837
Segment Veneer Net Sales Volume (MSF 3/8”)	2,677	3,795	5,104	2,075	13,651
Lumber Sales Volume (MBF)	30,283	34,760	44,807	36,623	146,473
Particleboard Sales Volume (MSF 3/4”)	18,448	20,527	22,486	18,612	80,073
LVL Mill Net Sales Price ($/CF)	$15.24	$15.30	$15.08	$14.11	$14.92
I-joist Mill Net Sales Price ($/MELF)	$900	$911	$908	$857	$895
Plywood Net Sales Price ($/MSF 3/8”)	$214	$220	$239	$231	$226
Segment Plywood Net Sales Price ($/MSF 3/8”)	$200	$210	$226	$217	$213
Lumber Net Sales Price ($/MBF)	$304	$317	$374	$385	$349
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$347	$343	$332	$312	$333
Depreciation & Amortization (000)	$9,072	$9,421	$7,635	$6,868	$32,996
Capital Spending (000) [2]	$3,880	$3,176	$3,073	$2,170	$12,299

Total Company
EBITDA (000) [3,4]	$(71,360)	$26,784	$41,108	$47,579	$44,111
Net Debt (000) [3]	$113,602	$98,556	$89,017	$16,045

1 Capital spending presented for 2Q 09 and for the year ended December 31, 2009 does not include $0.9 million of cash paid for a truss assembly operation and EWP sales office in Saco and Biddeford, Maine, respectively.

2 Capital spending presented for 2Q 09 and for the year ended December 31, 2009 does not include $3.7 million cash paid for a sawmill in Pilot Rock, Oregon.

3 Reconciliations of net income (loss) (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

4 EBITDA includes income (expense), net, of $(40.0) million, $30.3 million, $29.2 million, and $59.9 million for the three months ended March 31, June 30, September 30, and December 31, 2009, and $79.4 million of income for the year ended December 31, 2009, related to our investment in Boise Inc. For more information related to our investment in Boise Inc., see the Notes to Consolidated Financial Statements in our 2010 Form 10-K.

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

			2008
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	44.5%	44.8%	47.1%	49.0%	46.2%
EWP Sales	12.0%	12.0%	12.2%	11.3%	11.9%
General Line Sales	43.5%	43.2%	40.7%	39.7%	41.9%
Total Sales (000)	$503,884	$609,978	$584,094	$411,472	$2,109,428
Depreciation & Amortization (000)	$1,923	$1,939	$1,906	$1,920	$7,688
Capital Spending (000)	$1,078	$859	$909	$2,273	$5,119

Wood Products
LVL Sales Volume (MCF)	1,938	2,345	1,955	1,378	7,616
I-joist Sales Volume (MELF)	29,236	38,056	31,011	18,606	116,909
Plywood Sales Volume (MSF 3/8”)	356,987	373,023	356,666	316,783	1,403,459
Segment Plywood Sales Volume (MSF 3/8”)	312,527	317,396	311,378	286,846	1,228,147
Veneer Sales Volume (MSF 3/8”)	126,341	117,736	117,649	90,263	451,989
Segment Veneer Net Sales Volume (MSF 3/8”)	1,574	2,170	5,109	5,731	14,584
Lumber Sales Volume (MBF)	49,551	56,772	48,297	36,207	190,827
Particleboard Sales Volume (MSF 3/4”)	26,530	27,717	29,179	20,938	104,364
LVL Mill Net Sales Price ($/CF)	$16.19	$15.97	$15.69	$14.71	$15.73
I-joist Mill Net Sales Price ($/MELF)	$970	$952	$937	$885	$942
Plywood Net Sales Price ($/MSF 3/8”)	$255	$272	$272	$239	$260
Segment Plywood Net Sales Price ($/MSF 3/8”)	$242	$259	$261	$228	$248
Lumber Net Sales Price ($/MBF)	$387	$369	$368	$347	$369
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$343	$365	$368	$346	$357
Depreciation & Amortization (000)	$7,534	$6,662	$6,757	$6,780	$27,733
Capital Spending (000)	$6,325	$8,622	$7,872	$11,813	$34,632

Total Company
EBITDA (000) [1,2,3]	$5,816	$(2,867)	$(193,704)	$(27,589)	$(218,344)
Net Debt (000) [1]	$129,834	$74,321	$24,908	$39,197

1 Reconciliations of net loss (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

2 Includes the results of the Paper and Packaging & Newsprint businesses for the period January 1, 2008 through February 21, 2008.  These businesses were sold on February 22, 2008.

3 EBITDA includes income (expense), net, of $(8.6) million, $(8.8) million, $(205.9) million, and $3.9 million for the three months ended March 31, June 30, September 30, and December 31, 2008, respectively, and $219.4 million of net expense for the year ended December 31, 2008, related to our investment in Boise Inc. For more information related to our investment in Boise Inc., see the Notes to Consolidated Financial Statements in our 2010 Form 10-K.

Appendix

Reconciliation of Non-GAAP Financial Measures

(000)

EBITDA represents income (loss) before interest (interest expense, interest income, and changes in fair value of interest rate swaps), income taxes, depreciation and amortization.  The following table reconciles net income (loss) to EBITDA for the three months ended March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010, and for the year ended December 31, 2010:

			2010
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$11,394	$4,332	$(5,615)	$(16,212)	$(6,101)
Interest expense	5,520	6,021	4,721	4,743	21,005
Interest income	(194)	(199)	(249)	(148)	(790)
Income tax provision	45	90	95	70	300
Depreciation and amortization	8,590	8,595	8,759	8,955	34,899
EBITDA	$25,355	$18,839	$7,711	$(2,592)	$49,313

The following table reconciles net income (loss) to EBITDA for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, and December 31, 2009, and for the year ended December 31, 2009:

			2009
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$(88,181)	$9,311	$26,205	$33,608	$(19,057)
Interest expense	5,616	6,135	5,389	5,380	22,520
Interest income	(397)	(178)	(185)	(126)	(886)
Income tax provision	483	68	72	37	660
Depreciation and amortization	11,119	11,448	9,627	8,680	40,874
EBITDA	$(71,360)	$26,784	$41,108	$47,579	$44,111

The following table reconciles net loss to EBITDA for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008, and for the year ended December 31, 2008:

			2008
	Q1	Q2	Q3	Q4	YTD

Net loss	$(24,438)	$(15,396)	$(207,640)	$(40,504)	$(287,978)
Change in the fair value of interest rate swaps	6,284	-	-	-	6,284
Interest expense	15,381	6,427	6,263	6,242	34,313
Interest income	(2,601)	(2,559)	(1,469)	(1,062)	(7,691)
Income tax provision (benefit)	1,155	(23)	391	(1,053)	470
Depreciation and amortization	10,035	8,684	8,751	8,788	36,258
EBITDA	$5,816	$(2,867)	$(193,704)	$(27,589)	$(218,344)

Appendix

Reconciliation of Non-GAAP Financial Measures

(000)

Net debt (cash) includes long- and short-term debt owed to third parties, less cash and cash equivalents. It excludes restricted cash. The following table reconciles total debt to net debt (cash) at March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010:

	2010
	Q1	Q2	Q3	Q4

Long-term debt	$303,146	$228,146	$228,146	$219,560
Less cash and cash equivalents	(336,084)	(264,548)	(285,556)	(264,606)
Net debt (cash)	$(32,938)	$(36,402)	$(57,410)	$(45,046)

The following table reconciles total debt to net debt at March 31, 2009, June 30, 2009, September 30, 2009, and December 31, 2009:

	2009
	Q1	Q2	Q3	Q4

Long-term debt	$303,146	$303,146	$303,146	$303,146
Less cash and cash equivalents	(189,544)	(204,590)	(214,129)	(287,101)
Net debt	$113,602	$98,556	$89,017	$16,045

The following table reconciles total debt to net debt at March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008:

	2008
	Q1	Q2	Q3	Q4

Current portion long-term debt	$160,000	$-	$-	$-
Long-term debt, less current portion	304,224	315,000	315,000	315,000
Total debt	464,224	315,000	315,000	315,000
Less cash and cash equivalents	(151,100)	(240,679)	(290,092)	(275,803)
Less restricted cash	(183,290)	-	-	-
Net debt	$129,834	$74,321	$24,908	$39,197